UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number              811-22523

          Destra Investment Trust II
(Exact name of registrant as specified in charter)

One North Wacker, 48th Floor
          Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso
One North Wacker, 48th Floor
          Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-312-843-6161

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Preferred and Income Securities Fund
Destra Focused Equity Fund

     Annual Report
September 30, 2014

Table of Contents

Shareholder Letter	3
Destra Preferred and Income Securities Fund Discussion of Fund Performance	5
Destra Preferred and Income Securities Fund Portfolio Manager Letter	7
Destra Preferred and Income Securities Fund – Fund Risk Disclosures	10
Destra Focused Equity Fund Discussion of Fund Performance	12
Destra Focused Equity Fund Portfolio Manager Letter	14
Destra Focused Equity Fund – Fund Risk Disclosures	16
Overview of Fund Expenses	18
Portfolio of Investments
Destra Preferred and Income Securities Fund	19
Destra Focused Equity Fund	21
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	36
Supplemental Information	37
Board Considerations Regarding the Approval of the Investment Management Agreement
and Investments Sub-Advisory Agreements	38
Shareholder Meeting Results	41
Board of Trustees and Officers	42
General Information	47

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,

Thank you for investing in the Destra Funds (the “Funds”). Destra Capital Advisors LLC ("Destra") provides investors and their advisors access to specialty-based asset managers with original investment theories. We strive to give mutual fund investors access to deliberate, conscious and qualitative investment products with a differentiated point of view, through our Destra Family of Mutual Funds. Destra’s investment products are developed with the goal of helping investors realize their long-term investment objectives. For the Funds’ fiscal year ending September 30, 2014, US equity markets, as represented by the S&P 500 Index (“S&P 500”), had a very strong year with a total return of 19.73%. Fixed income markets also had a strong, albeit volatile, year with the Barclays US Aggregate Bond Index (“Barclays Agg”) generating a total return of 3.96% for the year.

The Funds’ fiscal year began on shaky ground as the US Government shutdown for the first half of October 2013. However, a last-minute congressional deal was struck to extend the government’s debt ceiling ahead of the October 17th deadline which translated to a swift upward movement in the US equity markets. In December, the Federal Reserve (“Fed”) noted that it saw improvement in economic activity and labor market conditions. Consequently, the Fed announced that it would reduce its monthly purchases of mortgage-backed securities and US Treasuries to $75 billion per month, down from $85 billion, beginning a tapering of its Quantitative Easing (“QE”) program.

The tapering news was interpreted by investors as a sign the US economy is on more solid footing and added further impetus to the US equity markets, which had continued to rise following its early-October jitters. The S&P 500 hit an all-time high prior to the end of fourth quarter, culminating in the best calendar year for US stocks since 1997. During the fourth quarter of 2013, the S&P 500 generated a total return of 10.51% while the Barclays Agg generated a total return of -0.14%.

During the first quarter of 2014 the S&P 500 continued to hit a series of record closing highs and the Barclays Agg generated a positive total return. The Fed also began tapering its QE program at a pace of $10 billion per month. The new Fed Chair Janet Yellen gave her first testimony before Congress. During her press conference, she signaled that no changes would be made to the schedule of QE tapering and that interest rates are likely to remain low for some time. Her thoughts were positively received by both equity and fixed income investors. During the first quarter of 2014, the S&P 500 Index generated a total return of 1.81% while the Barclays US Aggregate generated a total return of 1.84%.

The second quarter of 2014 was yet another strong quarter for the S&P 500 and the Barclays Agg. Economic data releases generally pointed to an improvement in economic growth which followed a disappointing first quarter where GDP contracted by 2.9%. The Fed cut its 2014 US GDP forecast due to the harsh winter weather (Destra is based outside of Chicago so we can attest to the harsh weather this winter) that affected first quarter growth. Keep in mind that this forecast still implied strong economic progress for the remainder of 2014. During the second quarter of 2014, the S&P 500 Index generated a total return of 5.23% while the Barclays Agg generated a total return of 2.04%.

After two rather placid quarters in the US equity and fixed income markets, volatility reared its head during the third quarter of 2014. While volatile, the S&P 500 Index generated a total return of 1.13% while the Barclays Agg generated a total return of 0.17% during the quarter. Geopolitical concerns, including building conflicts in the Middle East and Ukraine, contributed to additional investor risk aversion but were insufficient in curtailing US economic growth as investors were positively surprised with the strong second quarter GDP growth of 4.6%. In addition to the strong economic data, a series of large mergers and acquisitions were announced during the quarter which helped bolster the US equity markets. As many say “bull markets climb a wall of worry” and the third quarter of 2014 was certainly a testament to this adage.

We believe that experience sets Destra apart. The Destra team of investment professionals have decades of knowledge in their areas of expertise. This allows us to rise above fleeting market statistics and provides perspective to us when designing our portfolio-enhancing investment strategies and products. By confidently taking the long view, we believe that we build investment strategies that forgo what’s currently in favor for what’s right for long-term investors.

We believe our investment managers continue to adhere to their investment strategy and focus on attempting to limit downside risk when markets are down while participating in the upside when markets go up. This report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

On August 25, 2014, Arrowpoint Asset Management LLC ("Arrowpoint") agreed to acquire additional units in Destra Capital Management LLC, the parent company of Destra Advisors LLC. As a result, Arrowpoint and its affiliates will own in the aggregate approximately 79% of Destra Capital Management LLC following the consummation of this transaction. The closing of the transaction is subject to certain conditions, including among others, approval of the new investment management agreements and new sub-advisory agreements by the Boards and the shareholders of the Funds. Assuming satisfaction of all required closing conditions, the closing is expected to occur by November 20, 2014.

Thank you for the confidence you have placed in us and we can assure you that we will work every day in an effort to earn your confidence.

Sincerely,

Destra Capital Advisors LLC

Index Information

S&P 500 Index –a capitalization weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Barlcays U.S. Aggregate Index – index that provides a measure of performance of the U.S. investment grade bond markets, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities. The securities that comprise the index must be denominated in US dollars and must be fixed rate, nonconvertible and taxable.

Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DISCUSSION OF FUND PERFORMANCE

Destra Preferred and Income Securities Fund Average Annual Total Returns as of September 30, 2014
Inception Date: April 12, 2011			Inception Date: November 1, 2011
			Life			Life
Share Class	1 year	3 year	of Fund	Share Class	1 year	of Fund
A at NAV	11.49%	9.63%	8.32%	C at NAV	10.68%	8.34%
A with Load	6.55%	7.98%	6.91%	C with Load	9.68%	8.34%
I at NAV	11.93%	10.02%	8.69%
Preferred Benchmark	13.03%	9.59%	7.43%	Preferred Benchmark	13.03%	8.73%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of .25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of dividends.

The Destra Preferred and Income Securities Fund’s estimated total annual operating expense ratios, gross of any fee waiver or expense reimbursement, were anticipated to be 1.99% for Class A, 3.09% for Class C, and 1.55% for Class I shares. There is a voluntary fee waiver currently in place for this Fund through February 1, 2022, to the extent necessary to keep the Fund’s operating expense ratios from exceeding 1.50% for Class A, 2.25% for Class C, and 1.22% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.50% for Class A, 2.25% for Class C, and 1.22% for Class I shares. Without this expense cap, actual returns would be lower.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

The BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index includes taxable, fixed-rate, US dollar denominated investment-grade, preferred securities listed on a US exchange. The BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators. Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DISCUSSION OF FUND PERFORMANCE, CONTINUED
As of September 30, 2014

Credit Quality
Moody’s		Standard & Poor’s
Aa3		AA-
A1		A+	2.2%
A2		A
A3	1.6%	A-
Baa1	5.1%	BBB+	1.5%
Baa2	17.9%	BBB	21.7%
Baa3	16.8%	BBB-	26.3%
Ba1	27.7%	BB+	13.1%
Ba2	9.2%	BB	21.3%
Ba3	7.7%	BB-	9.0%
<Ba	5.3%	<BB	1.1%
Not Rated	5.6%	Not Rated	0.7%
Cash	3.1%	Cash	3.1%

Top 10 Issuers	% of Total Investments
HSBC PLC	4.8%
Goldman Sachs Group	4.5%
Citigroup	4.5%
JPMorgan Chase	4.3%
MetLife	3.6%
ING Groep NV	3.5%
Fifth Third Bancorp	3.0%
XL Group PLC	3.0%
First Republic Bank	2.9%
Barclays Bank PLC	2.7%

Portfolio Characteristics	Fund
Number of Issues	79
QDI Eligibility	54.2%
Geographic Concentration
Domestic/International	78%/22%
Qualified Dividend Income (QDI) meets specific criteria to be taxed at lower long-term capital gains tax rates rather than at an individual’s ordinary income rate.

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

The credit quality breakdowns are based on actual ratings issued by the relevant NRSRO or the NRSRO’s rating of a similar security of the same issuer. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. Credit quality ratings are subject to change and pertain to the underlying holdings of the Fund and not the Fund itself.

Portfolio Sector Allocation
as of 9/30/14 (% of Total Investments)

Security Types
as of 9/3014 (% of Total Investments)

DESTRA PREFERRED AND INCOME SECURITIES FUND
DESTRA PREFERRED AND INCOME SECURITIES FUND PORTFOLIO MANAGER LETTER

Fund Snapshot

The Destra Preferred and Income Securities Fund (the “Fund”) is sub-advised by investment manager Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

Flaherty & Crumrine was founded in 1983 and is one of the oldest preferred securities managers in the industry. Through the years they have built a proprietary database with information on over 1,500 separate issues of preferred securities. Flaherty & Crumrine then leverages their experience and database seeking to unlock hidden value, in what they believe is an inefficient preferred securities market. To accomplish this goal the Fund will, in normal markets, invest at least 80% of its net assets in a portfolio of preferred and income producing securities. The securities in which the Fund may invest include traditional preferred stock, trust preferred securities, hybrid securities, convertible securities, contingent-capital securities, subordinated debt, and senior debt securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities. The Fund may invest up to 40% of its assets in securities of non-U.S. companies and up to 15% of its assets in common stocks. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.

The Fund principally invests in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, in light of changing market conditions and interest rates, the Fund may also invest in shorter-term securities.

The following report is Flaherty & Crumrine’s review of the Fund’s performance over the twelve months comprising the annual reporting period and outlook for the markets the Fund invests in going forward.

How did the Fund perform during the year-ended September 30, 2014?

During fiscal year-ended September 30, 2014, the Fund’s Class A shares had a total return of 11.49% based on Net Asset Value (“NAV”), the Class I shares had a total return of 11.93% on NAV and the Class C shares had a total return of 10.68% on NAV. During the period surveyed, the Fund’s benchmark (50%/50% blend of the BofA Merrill Lynch 8% Constrained Hybrid Preferred Securities Index and the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index) had a total return of 13.03%.

Two important factors to consider when surveying fund returns – first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective - total return with an emphasis on high current income.

Preferred Benchmark is a 50/50 blend of the BofA Merrill Lynch 8% Constrained Hybrid Preferred Securities Index, a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities IndexSM that contains all subordinated constituents of the fixed rate index with a payment deferral feature and with issuer concentration capped at a maximum of 8% (the fixed-rate index includes investment grade DRD eligible and non- DRD eligible preferred stock and senior debt); and the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index, a subset of the BofA Merrill Lynch Corporate All Capital Securities IndexSM that contains securities issued by US corporations (the index includes investment grade fixed-rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators and with issuer concentration capped at a maximum of 8%). Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DESTRA PREFERRED AND INCOME SECURITIES FUND PORTFOLIO MANAGER LETTER, CONTINUED

What were the significant events affecting the economy and market environment during the period surveyed?

After a difficult stretch during the second half of 2013, the preferred securities market seemed ripe for recovery. In fact, it would be difficult to argue that the performance of preferreds over the first six months of the year was less than fantastic. In most cases, market prices rose back to, or above, levels of a year ago—prior to the selloff that began with hints of Fed “taper” and a sharp rise in rates that was compounded by tax-loss selling and other technical factors late in 2013. Much of the recovery may have been expected as year-end selling subsided, but strong fundamental and technical conditions have contributed to a sustained rally.

Among the fundamental reasons for the rally, credit quality continues to improve for most issuers of preferreds. Regulation of financial companies is still evolving, but national regulators generally are adhering to standards established under Basel III as they roll out their specific rules. To meet these new requirements, financial companies are holding much more common equity capital than in the past, which is credit enhancing for preferreds.

Bank stress tests completed earlier this year confirmed that progress has been made. Most large U.S. banks now have excess common equity capital, even under new, stricter guidelines. As a result, banks are beginning to return more capital to shareholders. This is a healthy development that should not harm the position of preferred holders in the near future, as overall capital levels should be maintained at reasonable levels. Broader economic improvement, while not as robust as many hoped, continues to support the outlook for credit improvement for corporations and households alike. Loan losses at banks are well off their highs, and are reverting to more “normal” levels consistent with slow improvement in consumer balance sheets.

The market’s technical backdrop also deserves a good deal of credit for preferreds’ performance this year. Interest rates have retreated from their recent highs, perhaps even more than most would have predicted. Monetary policy remains accommodative, and options for fixed-income investors to find yield are limited. Preferreds are currently the highest-yielding domestic asset class by most measures, and their yields have attracted buyers from many areas of fixed-income markets.

As you may know, the preferred market is dwarfed in size by the corporate bond market – the traditional staple in a fixed-income portfolio. So when investors look outside the corporate bond market for yield and turn their sights to preferreds, the amount of money interested in our market can be overwhelming. This has been the pattern of late, which has created strong demand for preferreds.

U.S. economic growth now appears to be running around 3%, after averaging just 1.3% in 2014’s first half. Job growth is up, unemployment is down and inflation remains low. The Fed is not filling its monetary punch bowl as quickly as before, but, while it’s always hard to predict what the Fed will do, it probably won’t start to raise short-term interest rates until mid-2015 or later. In contrast, economic growth abroad has slowed, with most developed countries trailing the U.S. recovery and monetary policy in many of those countries is easing further.

Supply of new issues remains steady—a key measure of market health. From October 2013 through September 2014, U.S. and foreign companies issued 116 new securities in the United States, raising just under $70 billion. Over the same period, issuers redeemed 92 preferred securities totaling $28 billion.

New issue supply was dominated by banks tailoring their capital to meet new regulatory requirements. Large U.S. banks (those deemed to be a systemically important financial institution, or “SIFI”) have issued traditional non-cumulative perpetual preferred stock. Non-U.S. SIFI banks are utilizing a preferred stock variation termed Contingent Convertible Securities, or CoCos. The Fund currently has no investments in CoCos but we think of them as an extension of the preferred market. As this market develops further, we may determine CoCos are suitable investments for the portfolio. One thing is certain: CoCos will be a growing part of the preferred securities market over coming years as European banks refinance older non-compliant issues and raise additional capital.

How did the aforementioned events affect the Fund?

The Fund’s portfolio benefited from declines in intermediate and long-term interest rates over the past year. Moreover, the portfolio was favorably impacted by on-going demand for higher yields of preferred securities and continued improvement in the capital of banks and other financial company issuers.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DESTRA PREFERRED AND INCOME SECURITIES FUND PORTFOLIO MANAGER LETTER, CONTINUED

With foreign economies lagging recovery in the U.S. and foreign banks issuing securities such as CoCos that we have not yet been inclined to buy, the portion of the portfolio invested in foreign securities has drifted lower this fiscal year. Over the past year, this portion declined from 25% of the portfolio to 22%. We anticipate this rate could fall further through more issuer redemptions.

Another portfolio trend is a continued shift to “fixed-to-float” securities. These have coupons that are fixed for an initial period, typically five or ten years. Afterwards, coupons float based on a formula set at issuance. Prices on floating rate issues typically are less sensitive to changes in benchmark interest rates; this effect has spilled over to fixed-to-float preferred securities as well. If long-term interest rates begin to rise, as we expect they will eventually, these securities should tend to outperform issues with fixed-for-life coupons, all other things being equal. As of September 30th, the portion of the portfolio in this structure was 44%. We continue to look for opportunities to add fixed-to-float holdings. Although these issues yield a bit less than many fixed-for-life securities, and thus may reduce portfolio income at the margin, we believe owning fixed-to-float securities is prudent and consistent with our interest-rate outlook.

Which holdings contributed to the Fund’s performance during the period surveyed?

The preferred market hit a low during the last few months of 2013, as fears of rising interest rates along with tax loss selling drove prices down. However, gains in 2014 so far have more than made up for the decline. To some degree a rebound was expected, but strong performance in the preferred market has been driven by fundamentals as credit quality has improved. The strength in the preferred market has been broad based with all industry sectors participating in the rally. However preferreds issued by real estate investment trusts (REITs) have done especially well and the Fund’s REIT exposure was a significant contributor to the Fund’s returns during the period. PS Business Parks (2.30% of Net Assets) is among the largest REIT holdings in the Fund and performed especially well over the period.

Which holdings detracted from the Fund’s performance during the period surveyed?

The Fund’s overweight to banks relative to the benchmark was a drag on performance during the period. Over the past year, banks faced some negative sentiment and lagged the broader preferred market. Even as banks continued to raise capital and reduce risk exposure (they are now much better capitalized than they were before the financial crisis), banks were weighed down by concerns about profit growth in a low interest rate environment as well as negative sentiment surrounding mortgage settlements with the government. Goldman Sachs (4.69% of Net Assets) and JPMorgan Chase (4.54% of Net Assets) were significant holdings in the Fund that lagged the broader preferred market.

What is your outlook for the preferred securities marketplace?

Although long-term interest rates in the U.S. will probably rise modestly over coming quarters, we think any upward movement will be limited by moderate GDP growth and strong investor demand for yield. Credit conditions continue to improve for most issuers of preferred securities, as earnings remain healthy and companies continue to build capital. With this backdrop, we believe prospective returns remain attractive for long-term investors.

DESTRA PREFERRED AND INCOME SECURITIES FUND
FUND RISK DISCLOSURES – DESTRA PREFERRED AND INCOME SECURITIES FUND

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Some important risks of the Destra Preferred and Income Securities Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Concentration Risk—The Fund intends to invest 25% or more of its total assets in securities of financial services companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies.

Convertible Securities Risk—The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s NAV, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Financial Services Companies Risk—Financial services companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

Foreign Investment Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic

DESTRA PREFERRED AND INCOME SECURITIES FUND
FUND RISK DISCLOSURES – DESTRA PREFERRED AND INCOME SECURITIES FUND, CONTINUED

downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the annual fund operating expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s annual fund operating expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The income earned from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by the Fund will fall.

Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk—This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Non-Diversification/Limited Holding Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities. Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Preferred Security Risk—Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at destracapital.com.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE

Destra Focused Equity Fund’s Average Annual Total Returns as of September 30, 2014
Inception Date: April 12, 2011				Inception Date: November 1, 2011
			Life			Life
Share Class	1 year	3 year	of Fund	Share Class	1 year	of Fund
A at NAV	16.25%	18.82%	13.19%	C at NAV	15.40%	14.56%
A with Load	9.59%	16.49%	11.26%	C with Load	14.40%	14.56%
I at NAV	16.66%	19.24%	13.58%
S&P 500 Index	19.73%	22.99%	14.87%	S & P 500 Index	19.73%	19.40%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month-end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 5.75% and a 12b-1 fee of .25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of distributions.

The Destra Focused Equity Fund’s estimated total annual operating expense ratios, gross of any fee waiver or expense reimbursement, were anticipated to be 1.90% for Class A, 3.45% for Class C, and 1.54% for Class I shares. There is a voluntary fee waiver currently in place for this Fund through February 1, 2022, to the extent necessary to keep the Fund’s operating expense ratios from exceeding 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares. Without this expense cap, actual returns would be lower.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE, CONTINUED
As of September 30, 2014

Top 10 Holdings
as of 9/30/14	% of Total Investments
Celgene Corp.	5.1%
eBay, Inc.	5.1%
Costco Wholesale Corp.	5.1%
HCA Holdings, Inc.	5.1%
Adobe Systems, Inc.	5.0%
Michael Kors Holdings Ltd.	4.9%
Nike, Inc.	4.9%
Oracle Corp.	4.9%
The Walt Disney Co.	4.9%
Apple, Inc.	4.8%

Portfolio Characteristics	Fund	Index
Number of Holdings	20	502
Average Market Cap	$106.4 bil	$36.9 bil
Price to Earnings Ratio	20.7x	17.6x
Price to Book Ratio	5.6x	4.4x

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Portfolio Sector Allocation
as of 9/30/14 (% of Total Investments)

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER

Fund Snapshot

The Destra Focused Equity Fund (the “Fund”) is sub-advised by investment manager WestEnd Advisors (“WestEnd”). The Fund’s investment objective is to seek long-term capital appreciation.

Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s investment manager, WestEnd, believes that sector and industry performance is correlated with particular stages of the business cycle. The managers select sectors they believe will experience economic tailwinds, and avoid sectors they see as untimely. Through this process, they target high-quality, market-leading companies within the favored sectors.

The following report is their review of the Fund’s performance over the twelve months comprising the annual reporting period and an outlook for the markets the Fund invests in going forward.

How did the Fund perform during the year-ended September 30, 2014?

During the fiscal year-ended September 30, 2014, the Fund’s Class A shares had a total return of 16.25% based on Net Asset Value (“NAV”), the Class I shares had a total return of 16.66% on NAV and the Class C shares had a total return of 15.40% on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 Index, returned 19.73%.

Two important factors to consider when surveying fund returns – first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective - long-term total return and current income.

The S&P 500 Index is a capitalization-weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

What were the significant events affecting the economy and market environment during the period surveyed?

For the twelve months ended September 30, 2014, U.S. economic growth remained moderate despite signals at times that growth had picked up and indications at other times that growth had weakened materially. GDP growth, for example, fell 2.1% in the first quarter of 2014 before increasing 4.6% in the second quarter of the year. An examination of the data revealed that the underlying economic trends were steadier. Removing inventory from GDP - the most volatile component of GDP - growth has been consistent near 2% year-over-year for the last four quarters. A variety of other key economic indicators like industrial production, exports and payrolls also pointed to stable, yet modest growth.

The steady economic gains in the U.S. translated into what will likely be 7.5% earnings growth for the S&P 500 Index for the 12 months ended September 30, 2014 compared to the twelve months ended September 2013. Increases in stock valuations, however, led to much stronger stock market performance as the S&P 500 Index returned 19.73% for the twelve months ended September 30, 2014.

How did the aforementioned events affect the Fund?

The Fund was positioned for this moderate growth environment with no allocation to the most economically sensitive sectors of the market, like Energy and Materials, which typically perform well in a dynamic growth environment. The Fund also had no allocation to the defensive Utilities Sector, which typically performs well when economic growth falters.

The Fund benefitted from the broad move up in stock valuations. During the period surveyed, the Fund had allocations to the Health Care and Information Technology Sectors, which were the two best performing sectors of the S&P 500 for the year ended September 30, 2014. However, the Fund also had an allocation to the Consumer Discretionary Sector, which was the worst performing sector of the S&P 500 during the period surveyed, even as consumer spending growth was solid.

Which holdings contributed to the Fund’s performance during the period surveyed?

The largest contributor to the relative performance of the Fund for the twelve months ended September 30, 2014 was its overweight of the Health Care Sector, which was the second best performing sector in the S&P 500 Index. The second largest contributor to relative performance of the Fund over the twelve month period was the avoidance of the Energy

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER, CONTINUED

Sector. The Fund had no allocation to Energy, which was the second worst performing sector in the S&P 500 Index over the period surveyed. The stocks that made the largest contribution to the Fund’s performance during the time period were Gilead Sciences, Inc. (4.82% of Net Assets) and CVS Health Corp. (4.84% of Net Assets).

Which holdings detracted from the Fund’s performance during the period surveyed?

The largest negative contributor to the relative performance of the Fund for twelve months ended September 30, 2014, was the overweight to the Consumer Discretionary Sector, which was the worst performing sector of S&P 500 Index over the twelve month period. WestEnd Advisors’ research indicates an overweight of the sector is warranted in a moderate growth environment, which is why the Fund was overweight the sector during the period. WestEnd continues to believe that the Fund’s stocks in the Consumer Discretionary Sector companies will outperform in this economic environment ahead, and the Fund remains overweight this sector.

Coach, Inc., which is no longer a holding in the Fund, was the worst performing stock in the Fund for the twelve months ended September 30, 2014. Michael Kors Holdings, Ltd. (4.90% of Net Assets) was the second worst performing stock in the Fund.

What is your outlook for the United States equity markets?

Moderate U.S. economic growth should continue to look attractive relative to other developed economies, and that will likely attract foreign capital to the U.S., which should help support U.S. equity valuations. A strong dollar will likely weigh on commodity prices, which in turn will hurt commodity-based businesses in the Energy and Materials Sectors.

Moderate economic growth in the U.S. and weaker growth abroad, along with anticipated further gains for the U.S. Dollar, warrant avoiding the most economically sensitive sectors of the market - Energy, Materials, Industrials and Financials. We also see risks in slower-growth sectors like Utilities and Telecom that have higher valuations and would be hurt by the eventual normalization of long-term interest rates. At the same time, we believe there are areas of economic strength that can be capitalized on by investors. Solid fundamentals behind health care spending should benefit Health Care companies’ sales and earnings. Similarly, Consumer Discretionary and Information Technology companies should perform well with healthy consumer and business spending.

DESTRA FOCUSED EQUITY FUND
FUND RISK DISCLOSURES – DESTRA FOCUSED EQUITY FUND

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Some important risks of the Destra Focused Equity Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Consumer Discretionary Companies Risk—Consumer discretionary companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. The success of this sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Companies Risk—Consumer staples companies may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Consumer staples companies may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the annual fund operating expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s annual fund operating expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Health Care Companies Risk—The Fund invests in health care companies, including those that are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurer to limit rates, restriction of government financial assistance and competition from other providers.

Information Technology Companies Risk—Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

DESTRA FOCUSED EQUITY FUND
FUND RISK DISCLOSURES – DESTRA FOCUSED EQUITY FUND, CONTINUED

Investment Strategy Risk—The Fund invests in common stocks of companies that the sub-adviser believes will perform well in certain phases of the business cycle. The sub-adviser’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Non-Diversification/Limited Holdings Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain issues. Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Sector Focus Risk—The Fund will typically focus its investments on companies within particular economic sectors. To the extent that it does so, developments affecting companies in those sectors will have a magnified effect on the Fund’s NAV and total return.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES
As of September 30, 2014 (unaudited)

As a shareholder of the Destra Investment Trust II, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 3/31/14 to 9/30/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense
			Ratios	Expenses
	Beginning	Ending	During the	Paid During
	Account	Account	Period	the Period
	Value	Value	3/31/14	3/31/14 to
	3/31/14	9/30/14	to 9/30/14	9/30/14†
Destra Preferred and Income Securities Fund Class A
Actual	$1,000.00	$1,038.72	1.50%	$7.67
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59
Destra Preferred and Income Securities Fund Class C
Actual	1,000.00	1,035.32	2.25%	11.48
Hypothetical (5% return before expenses)	1,000.00	1,013.79	2.25%	11.36
Destra Preferred and Income Securities Fund Class I
Actual	1,000.00	1,041.64	1.22%	6.24
Hypothetical (5% return before expenses)	1,000.00	1,018.95	1.22%	6.17
Destra Focused Equity Fund Class A
Actual	1,000.00	1,082.41	1.60%	8.35
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09
Destra Focused Equity Fund Class C
Actual	1,000.00	1,078.67	2.35%	12.25
Hypothetical (5% return before expenses)	1,000.00	1,013.29	2.35%	11.86
Destra Focused Equity Fund Class I
Actual	1,000.00	1,084.41	1.32%	6.90
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.32%	6.68

† Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2014

Number
of		Moody’s
Shares		Ratings	Fair Value
	Long-Term Investments - 101.2%
	Preferred Stocks - 80.2%
	Banks - 44.8%
33,810	Astoria Financial Corp., PFD
	6.500%, Series C (a)	Ba2	$ 822,935
	Barclays Bank PLC, PFD
23,500	7.100%, Series 3 (a)	Ba2	604,890
4,169	7.750%, Series 4 (a)	Ba2	107,810
16,550	8.125%, Series 5 (a)	Ba2	429,804
24,050	BB&T Corp., PFD
	5.625%, Series E (a)	Baa2	556,517
5,000	Capital One Financial Corp., PFD
	6.000%, Series B (a)	Ba1	116,950
	Citigroup, Inc., PFD
59,049	6.875%, Series K (a)	Ba3	1,555,351
12,150	7.125%, Series J (a)	Ba3	324,769
5,000	City National Corp., PFD
	5.500%, Series C (a)	Baa3	110,650
47,931	Fifth Third Bancorp, PFD
	6.625%, Series I (a)	Ba1	1,267,775
5,000	First Horizon National Corp., PFD
	6.200%, Series A (a)	Ba3	118,650
30,000	First Niagara Financial Group, Inc.,
	PFD 8.625%, Series B (a)	B1	849,000
49,425	First Republic Bank, PFD
	6.200%, Series B (a)	Baa3	1,224,752
	Goldman Sachs Group, Inc., PFD
8,896	5.950%, Series I (a)	Ba2	214,394
65,833	6.375%, Series K (a)	Ba2	1,667,550
21,364	HSBC Holdings PLC, PFD
	8.000%, Series 2 (a)	Baa2	569,137
	ING Groep NV,
300	PFD 6.375% (a)	Ba1	7,584
8,202	PFD 7.050% (a)	Ba1	208,823
5,000	PFD 7.200% (a)	Ba1	128,550
43,754	PFD 7.375% (a)	Ba1	1,117,915
5,000	JPMorgan Chase & Co., PFD
	6.700%, Series T (a)	Ba1	127,800
35,000	Morgan Stanley, PFD
	6.875%, Series F (a)	Ba3	914,550
39,300	Regions Financial Corp., PFD
	6.375%, Series B (a)	B1	997,434
14,000	Royal Bank of Scotland Group PLC,
	PFD 7.250%, Series T (a)	B2	353,500
15,500	SunTrust Banks, Inc., PFD
	5.875%, Series E (a)	Ba1	357,275
33,219	Texas Capital Bancshares, Inc., PFD
	6.500% 09/21/42	Ba1	798,585
20,000	US Bancorp, PFD
	6.500%, Series F (a)	Baa1	573,600
24,342	Webster Financial Corp., PFD
	6.400%, Series E (a)	Ba1	594,675
20,000	Wells Fargo & Co., PFD
	8.000%, Series J (a)	Baa3	580,400
	Zions Bancorporation, PFD
4,000	6.300%, Series G (a)	BB- (b)	101,360
8,000	6.950% 09/15/28	BB+ (b)	213,920
12,803	7.900%, Series F (a)	BB- (b)	358,484
			17,975,389
	Diversified Financials - 6.4%
32,277	Affiliated Managers Group, Inc., PFD
	6.375% 08/15/42	BBB (b) $	822,418
11,477	Deutsche Bank Contingent Capital
	Trust V, PFD 8.050% (a)	Ba3	326,750
57,211	HSBC Finance Corp., PFD
	6.360%, Series B (a)	Baa3	1,434,852
			2,584,020
	Insurance - 13.5%
16,050	Arch Capital Group Ltd., PFD
	6.750%, Series C (a)	Baa2	430,782
	Aspen Insurance Holdings Ltd.,
12,286	PFD 5.950% (a)	Ba1	306,782
2,714	PFD 7.250% (a)	Ba1	70,808
44,000	Axis Capital Holdings Ltd., PFD
	6.875%, Series C (a)	Baa3	1,140,040
34,501	Delphi Financial Group, Inc., PFD
	7.376% 05/15/37	BBB- (b)	867,918
	Endurance Specialty Holdings Ltd.,
18,807	PFD 7.500%, Series B (a)	Ba1	486,537
3,681	PFD 7.750%, Series A (a)	Ba1	96,111
10,000	Hartford Financial Services Group,
	Inc. (The), PFD
	7.875% 04/15/42	Ba1	295,900
	PartnerRe Ltd., PFD
11,922	5.875%, Series F (a)	Baa2	286,128
15,500	7.250%, Series E (a)	Baa2	416,485
24,887	Principal Financial Group, Inc., PFD
	6.518%, Series B (a)	Ba1	633,623
8,897	RenaissanceRe Holdings Ltd., PFD
	5.375%, Series E (a)	Baa2	194,488
8,223	WR Berkley Corp., PFD
	5.625% 04/30/53	Baa3	191,760
			5,417,362
	Real Estate - 9.2%
10,430	CubeSmart, PFD
	7.750%, Series A (a)	Baa3	275,352
16,667	Duke Realty Corp., PFD
	6.600%, Series L (a)	Baa3	418,675
35,000	Equity Commonwealth, PFD
	7.250%, Series E (a)	Ba1	900,550
	Kimco Realty Corp., PFD
1,500	5.500%, Series J (a)	Baa2	34,665
13,012	6.900%, Series H (a)	Baa2	342,866
	National Retail Properties, Inc., PFD
4,100	5.700%, Series E (a)	Baa2	97,785
4,230	6.625%, Series D (a)	Baa2	109,472
	PS Business Parks, Inc., PFD
26,100	5.750%, Series U (a)	Baa2	596,385
8,839	6.000%, Series T (a)	Baa2	212,578
4,448	6.875%, Series R (a)	Baa2	114,180
17,063	Realty Income Corp., PFD
	6.625%, Series F (a)	Baa2	446,197
5,560	Weingarten Realty Investors, PFD
	6.500%, Series F (a)	Baa3	140,168
			3,688,873
	Utilities - 6.3%
4,000	Dominion Resources, Inc., PFD
	8.375% 06/15/64, Series A	Baa3	100,760
9,648	Entergy Louisiana LLC,
	PFD 6.950% (a)	Baa3	972,639

The accompanying notes are an integral part of these financial statements.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2014

Number
of Shares/		Moody’s
Par Value		Ratings	Fair Value
	Utilities (continued)
8,000	Integrys Energy Group, Inc., PFD
	6.000% 08/01/73	Baa1	$ 205,120
10,000	PPL Capital Funding, Inc., PFD
	5.900% 04/30/73, Series B	Ba1	243,800
21,825	SCANA Corp., PFD
	7.700% 01/30/65, Series A	Ba1	563,085
4,000	Southern California Edison Co., PFD
	6.500%, Series D (a)	Baa1	420,250
			2,505,654
	Total Preferred Stocks
	(Cost $31,996,663)		32,171,298

	Capital Securities - 21.0%

	Banks - 5.4%
	JPMorgan Chase & Co.
1,071,000	7.900%, Series 1 (a)	Ba1	1,164,712
500,000	6.750%, Series S (a)	Ba1	527,750
200,000	M&T Bank Corp.
	6.450%, Series E (a)	Baa3	212,500
215,000	PNC Financial Services Group, Inc.
	(The) 6.750%, Series O (a)	Baa3	238,675
			2,143,637
	Diversified Financials - 3.8%
500,000	Charles Schwab Corp. (The)
	7.000%, Series A (a)	Baa2	585,315
800,000	General Electric Capital Corp.
	7.125%, Series A (a)	Baa1	927,402
			1,512,717
	Insurance - 10.8%
500,000	AXA SA
	8.600% 12/15/30	A3	673,750
450,000	Everest Reinsurance Holdings, Inc.
	6.600% 05/15/37	Baa2	472,500
937,000	MetLife, Inc.
	10.750% 08/01/39	Baa2	1,517,940
403,000	Prudential Financial, Inc.
	5.625% 06/15/43	Baa2	422,022
1,300,000	XL Group PLC
	6.500%, Series E (a)	Ba1	1,261,000
			4,347,212
	Utilities - 1.0%
320,000	PPL Capital Funding, Inc.
	6.700% 03/30/67, Series A	Ba1	324,344
75,000	Puget Sound Energy, Inc.
	6.974% 06/01/67, Series A	Baa2	78,998
			403,342
	Total Capital Securities
	(Cost $7,974,004)		8,406,908

	Total Long-Term Investments - 101.2%
	(Cost $39,970,667)		40,578,206

1,299,089	Money Market Mutual Funds - 3.2%
	Fidelity Institutional Money Market
	Prime, 0.00% (c)
	(Cost $1,299,089)		1,299,089

	Total Investments - 104.4%
	(Cost $41,269,756)		41,877,295
	Liabilities in excess of other
	Assets - (4.4)%		(1,758,234)

	Net Assets - 100.0%		$40,119,061

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$3,428,161	8.5%
France	673,750	1.7
Germany	326,750	0.8
Ireland	1,261,000	3.1
Netherlands	1,462,872	3.7
United Kingdom	2,065,141	5.2
United States	32,659,621	81.4
Total Investments	41,877,295	104.4
Liabilities in excess of other Assets	(1,758,234)	(4.4)
Net Assets	$40,119,061	100.0%

LLC – Limited Liability Corporation
NV – Publicly Traded Company
PFD – Preferred Security
PLC – Public Limited Company
SA – Corporation

(a)–Perpetual Security.
(b)–Standard & Poor’s Rating.
(c)–Interest rate shown reflects yield as of September 30, 2014.

The accompanying notes are an integral part of these financial statements.

DESTRA FOCUSED EQUITY FUND
PORTFOLIO OF INVESTMENTS†
September 30, 2014

Number
of
Shares	Description	Fair Value
	Common Stocks - 97.2%

	Consumer Durables &
	Apparel - 9.8%
48,115	Michael Kors Holdings Ltd. (British
	Virgin Islands) *	$ 3,434,930
38,502	NIKE, Inc. - Class B	3,434,378
		6,869,308
	Food & Staples Retailing - 9.9%
28,497	Costco Wholesale Corp.	3,571,244
42,632	CVS Health Corp.	3,393,081
		6,964,325
	Health Care Equipment &
	Services - 9.8%
47,037	Express Scripts Holding Co. *	3,322,223
50,368	HCA Holdings, Inc. *	3,551,951
		6,874,174
	Household & Personal
	Products - 4.8%
44,631	The Estee Lauder Cos., Inc. -
	Class A	3,334,828

	Media - 9.5%
61,050	Comcast Corp. - Class A	3,283,269
38,337	The Walt Disney Co.	3,413,143
		6,696,412
	Pharmaceuticals, Biotechnology
	& Life Sciences - 14.6%
9,907	Biogen Idec, Inc. *	3,277,335
37,979	Celgene Corp. *	3,599,650
31,768	Gilead Sciences, Inc. *	3,381,704
		10,258,689
	Retailing - 9.6%
48,531	Nordstrom, Inc.	3,318,064
57,363	The TJX Cos., Inc.	3,394,169
		6,712,233

	Software & Services - 15.0%
51,022	Adobe Systems, Inc. *	3,530,212
63,138	eBay, Inc. *	3,575,505
89,189	Oracle Corp.	3,414,155
		10,519,872
	Technology Hardware &
	Equipment - 14.2%
33,741	Apple, Inc.	3,399,406
112,291	EMC Corp.	3,285,635
44,063	QUALCOMM, Inc.	3,294,590
		9,979,631

	Total Common Stocks
	(Cost $52,905,656)	68,209,472

	Money Market Mutual Funds - 3.0%
2,093,158	Fidelity Institutional Money
	Market Prime, 0.00% (a)
	(Cost $2,093,158)	2,093,158

	Total Investments - 100.2%
	(Cost $54,998,814)	70,302,630
	Liabilities in excess of
	other Assets - (0.2%)	(150,040)

	Net Assets - 100.0%	$ 70,152,590

		% of
Summary by Country	Fair Value	Net Assets
British Virgin Islands	$3,434,930	4.9%
United States	66,867,700	95.3
Total Investments	70,302,630	100.2
Liabilities in excess of other Assets	(150,040)	(0.2)
Net Assets	$70,152,590	100.0%

†
Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

*	Non-income producing security.
(a)	Interest rate shown reflects yield as of September 30, 2014.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2014

	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Assets
Investments:
Investments at cost	$41,269,756	$54,998,814
Net unrealized appreciation	607,539	15,303,816
Total investments at value	41,877,295	70,302,630
Receivables:
Capital shares sold	320,448	200,404
Dividends and interest	253,670	36,880
Due from Advisor	1,094	414
Investment securities sold	—	727,228
Total assets	42,452,507	71,267,556

Liabilities
Payables:
Capital shares redeemed	1,871,029	66,140
Investment securities purchased	297,000	855,573
Legal fees	40,950	44,896
Due to Advisor	25,498	48,928
Audit fees	22,689	22,125
Blue Sky fees	16,972	16,232
Trustees’ fees	10,500	10,500
Distribution payable	686	—
Other expenses and liabilities	48,122	50,572
Total liabilities	2,333,446	1,114,966
Net Assets	$40,119,061	$70,152,590

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$39,353,500	$51,533,739
Undistributed net investment income (loss)	304,355	—
Accumulated net realized gain (loss) on investments	(146,333)	3,315,035
Net unrealized appreciation on investments	607,539	15,303,816
Net Assets	$40,119,061	$70,152,590

Net Assets
Class A	$12,532,054	$13,298,440
Class C	$5,327,315	$5,012,862
Class I	$22,259,692	$51,841,288

Shares Outstanding
Class A	739,681	592,109
Class C	313,284	229,975
Class I	1,320,156	2,293,015

Net Asset Value Per Share
Class A	$16.94	$22.46
Maximum Offering Price Per Share	$17.74	$23.83
Class C	$17.00	$21.80
Class I	$16.86	$22.61

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended September 30, 2014

	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Investment Income
Dividends	$1,961,057	$709,908
Interest income	501,868	—
Less: foreign taxes withheld	(3,025)	—
Total Investment Income	2,459,900	709,908

Expenses
Advisory fees	275,821	573,553
Transfer agent fees	96,023	96,154
Administration and accounting fees	78,786	78,466
Legal fees	60,525	88,373
Distribution fees Class A	41,965	80,020
Distribution fees Class C	44,186	39,142
Shareholder service fees	31,675	31,834
Audit fees	24,999	24,999
Trustees' fees and expenses	24,000	24,051
Blue Sky Class A	18,929	18,581
Blue Sky Class C	18,687	16,998
Blue Sky Class I	18,196	17,605
Shareholder reporting fees	16,904	31,439
Insurance fees	9,755	18,305
Custody fees	8,736	7,841
Other expenses	2,027	1,991
Total expenses	771,214	1,149,352
Less: expense waivers and reimbursements	(230,241)	(128,955)
Net expenses	540,973	1,020,397
Net Investment Income (Loss)	$1,918,927	$(310,489)

Realized and Unrealized Gain (Loss)
Net realized gain on investments in securities	28,085	4,205,466
Net change in unrealized appreciation on investments in securities	1,873,175	6,190,571
Net realized and unrealized gain on investments in securities	1,901,260	10,396,037
Net Increase in Net Assets Resulting from Operations	$3,820,187	$10,085,548

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2014 and September 30, 2013

	Destra Preferred and		Destra Focused
	Income Securities Fund		Equity Fund
	For the	For the	For the	For the
	year	year	year	year
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$1,918,927	$1,984,750	$(310,489)	$60,972
Net realized gain (loss) on investments in securities	28,085	(87,127)	4,205,466	1,299,969
Net change in unrealized appreciation (depreciation) on
investments in securities	1,873,175	(2,219,687)	6,190,571	7,285,111
Net increase (decrease) in net assets resulting from operations	3,820,187	(322,064)	10,085,548	8,646,052

Class A
Distribution to Shareholders
Net investment income	(823,227)	(1,081,687)	—	(87,963)
Net realized gain	—	(1,486)	(846,863)	—
Total distributions to shareholders	(823,227)	(1,083,173)	(846,863)	(87,963)

Class C
Distribution to Shareholders
Net investment income	(189,787)	(178,923)	—	—
Net realized gain	—	(299)	(74,458)	—
Total distributions to shareholders	(189,787)	(179,222)	(74,458)	—

Class I
Distribution to Shareholders
Net investment income	(851,307)	(918,006)	—	(100,925)
Net realized gain	—	(1,309)	(574,592)	—
Total distributions to shareholders	(851,307)	(919,315)	(574,592)	(100,925)

Class A
Capital Share Transactions
Proceeds from shares sold	7,095,395	17,885,470	7,222,498	15,991,303
Dividends reinvested	575,842	731,346	1,735	70,407
Cost of shares redeemed	(17,454,576)	(8,090,130)	(34,266,541)	(6,441,548)
Net increase (decrease) from capital share transactions	(9,783,339)	10,526,686	(27,042,308)	9,620,162

Class C
Capital Share Transactions
Proceeds from shares sold	2,194,909	2,259,410	2,134,488	883,310
Dividends reinvested	147,007	142,270	222	—
Cost of shares redeemed	(1,349,810)	(601,495)	(491,050)	(334,266)
Net increase from capital share transactions	992,106	1,800,185	1,643,660	549,044

Class I
Capital Share Transactions
Proceeds from shares sold	11,245,029	5,428,492	33,086,581	8,424,391
Dividends reinvested	710,464	763,000	308	88,331
Cost of shares redeemed	(5,699,346)	(2,583,864)	(8,136,761)	(3,891,508)
Redemption fees	12,615	8,485	24,479	9,617
Net increase from capital share transactions	6,268,762	3,616,113	24,974,607	4,630,831

Total increase (decrease) in net assets	(566,605)	13,439,210	8,165,594	23,257,201
Net Assets
Beginning of year	40,685,666	27,246,456	61,986,996	38,729,795
End of year	$40,119,061	$40,685,666	$70,152,590	$61,986,996
Undistributed net investment income (loss) at end of year	$304,355	$296,775	$—	$(128,041)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
For the years ended September 30, 2014 and September 30, 2013

	Destra Preferred and		Destra Focused
	Income Securities Fund		Equity Fund
	For the	For the	For the	For the
	year	year	year	year
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013
Class A
Change in Shares Outstanding
Shares outstanding, beginning of year	1,334,255	718,372	1,840,464	1,298,067
Shares sold	425,180	1,056,891	346,409	885,286
Shares reinvested	34,800	44,323	83	4,211
Shares redeemed	(1,054,554)	(485,331)	(1,594,847)	(347,100)
Shares outstanding, end of year	739,681	1,334,255	592,109	1,840,464

Class C
Change in Shares Outstanding
Shares outstanding, beginning of year	255,726	150,928	149,592	118,758
Shares sold	130,087	132,051	103,999	48,672
Shares reinvested	8,830	8,591	11	—
Shares redeemed	(81,359)	(35,844)	(23,627)	(17,838)
Shares outstanding, end of year	313,284	255,726	229,975	149,592

Class I
Change in Shares Outstanding
Shares outstanding, beginning of year	960,935	749,325	1,147,842	893,347
Shares sold	666,192	320,761	1,529,055	463,903
Shares reinvested	42,921	46,362	15	5,280
Shares redeemed	(349,892)	(155,513)	(383,897)	(214,688)
Shares outstanding, end of year	1,320,156	960,935	2,293,015	1,147,842

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout the periods indicated.

Destra Preferred and
Income Securities Fund
For the
For the	For the	For the	period
year	year	year	April 12,
ended	ended	ended	2011* to
September 30,	September 30,	September 30,	September 30,
2014	2013	2012	2011
Class A
Net asset value, beginning of period	$15.98	$16.87	$14.82	$15.00
Investment operations:
Net investment income1	0.84	0.88	0.87	0.67
Net realized and unrealized gain (loss)	0.96	(0.80)	1.70	(0.65)
Net Increase (Decrease) in Net Asset Value from Operations	1.80	0.08	2.57	0.02

Distributions paid to shareholders from:
Net investment income	(0.84)	(0.97)	(0.52)	(0.20)
Net realized gains	—	—	5	—	5	—
Total distributions	(0.84)	(0.97)	(0.52)	(0.20)

Net asset value, end of period	$16.94	$15.98	$16.87	$14.82

TOTAL RETURN2	11.49%	0.42%	17.71%	0.15	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$12,532	$21,319	$12,120	$1,745
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.50%	1.50%	1.50%	1.50	%3
Expenses, prior to expense reimbursements/waivers	2.26%	1.99%	4.78%	20.31	%3
Net investment income (loss)	5.08%	5.22%	5.44%	9.37	%3
Portfolio turnover rate	27%	49%	45%	25	%4

Class C
Net asset value, beginning of period	$16.03	$16.89	$15.00	†	$—
Investment operations:
Net investment income1	0.75	0.76	0.72	†	—
Net realized and unrealized gain (loss)	0.93	(0.81)	1.43	†	—
Net Increase (Decrease) in Net Asset Value from Operations	1.68	(0.05)	2.15	†	—
Distributions paid to shareholders from:
Net investment income	(0.71)	(0.81)	(0.26	)†	—
Net realized gains	—	—	5	—	5†	—
Total distributions	(0.71)	(0.81)	(0.26	)†	—

Net asset value, end of period	$17.00	$16.03	$16.89	†	$—

TOTAL RETURN2	10.68%	(0.34)%	14.49	%4†	—%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$5,327	$4,099	$2,549	†	—
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.25%	2.25%	2.25	%3†	—
Expenses, prior to expense reimbursements/waivers	3.10%	3.09%	8.58	%3†	—
Net investment income (loss)	4.47%	4.51%	4.86	%3†	—
Portfolio turnover rate	27%	49%	45	%4†	—%

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
For a share of common stock outstanding throughout the periods indicated.

Destra Preferred and
Income Securities Fund
For the
For the	For the	For the	period
year	year	year	April 12,
ended	ended	ended	2011* to
September 30,	September 30,	September 30,	September 30,
2014	2013	2012	2011
Class I
Net asset value, beginning of period	$15.89	$16.79	$14.79	$15.00
Investment operations:
Net investment income1	0.92	0.92	0.95	0.47
Net realized and unrealized gain (loss)	0.92	(0.80)	1.67	(0.43)
Net Increase (Decrease) in Net Asset Value from Operations	1.84	0.12	2.62	0.04

Distributions paid to shareholders from:
Net investment income	(0.88)	(1.03)	(0.62)	(0.25)
Net realized gains	—	—	5	—	5	—
Total distributions	(0.88)	(1.03)	(0.62)	(0.25)

Redemption Fees	0.01	0.01	—	5	—

Net asset value, end of period	$16.86	$15.89	$16.79	$14.79

TOTAL RETURN2	11.93%	0.72%	18.15%	0.23	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$22,260	$15,268	$12,577	$1,027
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.22%	1.22%	1.22%	1.22	%3
Expenses, prior to expense reimbursements/waivers	1.64%	1.55%	5.19%	24.80	%3
Net investment income (loss)	5.58%	5.50%	5.86%	6.57	%3
Portfolio turnover rate	27%	49%	45%	25	%4

*	Commencement of operations.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
For a share of common stock outstanding throughout the periods indicated.

	Destra Focused
	Equity Fund
					For the
	For the	For the	For the		period
	year	year	year		April 12,
	ended	ended	ended		2011* to
	September 30,	September 30,	September 30,		September 30,
	2014	2013	2012		2011
Class A
Net asset value, beginning of period	$19.75	$16.76	$13.74		$15.00
Investment operations:
Net investment income1	(0.11)	0.01	(0.06)		(0.03)
Net realized and unrealized gain (loss)	3.28	3.04	3.08		(1.23)
Net increase (decrease) in net asset value from operations	3.17	3.05	3.02		(1.26)

Distributions paid to shareholders from:
Net investment income	—	(0.06)	—	5	—
Net realized gains	(0.46)	—	—		—
Return of capital	—	—	—	5	—
Total distributions	(0.46)	(0.06)	—	5	—

Net asset value, end of period	$22.46	$19.75	$16.76		$13.74

TOTAL RETURN2	16.25%	18.29%	22.00%		(8.40	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$13,298	$36,353	$21,761		$1,006
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.60%	1.60%	1.60%		1.60	%3
Expenses, prior to expense reimbursements/waivers	1.83%	1.89%	3.75%		29.23	%3
Net investment income (loss)	(0.52)%	0.04%	(0.33)%		(0.46	)%3
Portfolio turnover rate	58%	40%	42%		22	%4

Class C
Net asset value, beginning of period	$19.32	$16.46	$15.00	†	$—
Investment operations:
Net investment income1	(0.27)	(0.12)	(0.16	)†	—
Net realized and unrealized gain	3.21	2.98	1.62	†	—
Net increase in net asset value from operations	2.94	2.86	1.46	†	—

Distributions paid to shareholders from:
Net realized gains	(0.46)	—	—	†	—

Net asset value, end of period	$21.80	$19.32	$16.46	†	$—

TOTAL RETURN2	15.40%	17.38%	9.73	%4†	—%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$5,013	$2,891	$1,955	†	—
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.35%	2.35%	2.35	%3†	—
Expenses, prior to expense reimbursements/waivers	3.00%	3.44%	11.11	%3†	—
Net investment income (loss)	(1.32)%	(0.67)%	(1.09	)%3†	—
Portfolio turnover rate	58%	40%	42	%4†	—%

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
For a share of common stock outstanding throughout the periods indicated.

	Destra Focused
	Equity Fund
				For the
	For the	For the	For the	period
	year	year	year	April 12,
	ended	ended	ended	2011* to
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2012	2011
Class I
Net asset value, beginning of period	$19.81	$16.81	$13.76	$15.00
Investment operations:
Net investment income1	(0.06)	0.06	(0.01)	—
Net realized and unrealized gain (loss)	3.30	3.04	3.09	(1.24)
Net increase (decrease) in net asset value from operations	3.24	3.10	3.08	(1.24)

Distributions paid to shareholders from:
Net investment income	—	(0.11)	(0.01)	—
Net realized gains	(0.46)	—	—	—
Return of capital	—	—	(0.03)	—
Total distributions	(0.46)	(0.11)	(0.04)	—

Redemption Fees	0.02	0.01	0.01	—

Net asset value, end of period	$22.61	$19.81	$16.81	$13.76

TOTAL RETURN2	16.66%	18.61%	22.53%	(8.27	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$51,841	$22,743	$15,014	$940
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.32%	1.32%	1.32%	1.32	%3
Expenses, prior to expense reimbursements/waivers	1.41%	1.53%	4.42%	26.03	%3
Net investment income (loss)	(0.29)%	0.35%	(0.07)%	0.04	%3
Portfolio turnover rate	58%	40%	42%	22	%4

*	Commencement of operations.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014

1. ORGANIZATION

Destra Investment Trust II (the “Trust”) was organized as a Massachusetts business trust on January 27, 2011, as an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the year end, the Trust consisted of two series (collectively, the “Funds” and each individually a “Fund”): Destra Preferred and Income Securities Fund (“Preferred and Income Securities Fund”) and Destra Focused Equity Fund (“Focused Equity Fund”). The Preferred and Income Securities Fund’s investment objective is to seek total return with an emphasis on high current income. The Focused Equity Fund’s investment objective is to seek long-term capital appreciation. Each Fund currently offers three classes of shares, Classes A, C and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, a Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market; the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the standard requires reporting entities to disclose i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014 CONTINUED

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ procedures are approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2014:

Destra Preferred and Income Securities Fund
	Level 1	Level 2		Level 3	Total
Preferred Securities*	$31,303,380	$867,918	†	$—	$32,171,298
Capital Securities*	—	8,406,908		—	8,406,908
Money Market Mutual Funds	1,299,089	—		—	1,299,089
Total	$32,602,469	$9,274,826		$—	$41,877,295

Destra Focused Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$68,209,472	$—	$—	$68,209,472
Money Market Mutual Funds	2,093,158	—	—	2,093,158
Total	$70,302,630	$—	$—	$70,302,630

†
$862,525 was transferred into Level 2 from Level 1 as a result of a lack of readily available market quotations in active markets. Level 2 securities were fair valued using quotations or evaluated prices from a third party pricing service. It is the Funds’ policy to recognize transfers in and out at fair value as of the beginning of the period.

*	Please refer to the portfolio of investments to view securities segregated by industry.

The Funds held no Level 3 securities during the year ended September 30, 2014.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014 CONTINUED

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly at an annual rate of 0.75% and 0.85% of the average daily net assets of Preferred and Income Securities Fund and Focused Equity Fund, respectively.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C and Class I of Preferred and Income Securities Fund to 1.50%, 2.25% and 1.22%, respectively, and of Class A, Class C and Class I of Focused Equity Fund to 1.60%, 2.35% and 1.32%, respectively. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement

The Preferred and Income Securities Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Focused Equity Fund has retained WestEnd Advisors LLC (“WestEnd”) as its investment sub-adviser. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty and WestEnd equal to one half of the net advisory fees collected by the Advisor from each respective Fund net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as each Fund’s Transfer Agent.

4. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A and Class C shares have adopted a distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and Class C shares, respectively. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014 CONTINUED

ongoing payments to financial intermediaries based on the value of each Fund’s shares held by such intermediaries’ customers.

For the year ended September 30, 2014 the Funds incurred distribution fees under the Plan as follows:

	Class A	Class C
Destra Preferred and Income Securities Fund	$41,965	$44,186
Destra Focused Equity Fund	80,020	39,142

For the year ended September 30, 2014 the Funds incurred shareholder servicing fees under the Plan as follows:

	Class A	Class C	Class I
Destra Preferred and Income Securities Fund	$29,050	$2,625	$—
Destra Focused Equity Fund	29,514	2,320	—

5. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.

For the year ended September 30, 2014, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Appreciation
Destra Preferred and Income Securities Fund	$40,909,784	$1,444,536	$(477,025)	$967,511
Destra Focused Equity Fund	55,172,191	15,884,584	(754,145)	15,130,439

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, investments in trust preferred securities, and deferral of post-October losses. For the year ended September 30, 2014, the components of accumulated earnings/loss on tax-basis were as follows:

		Accumulated			Total
	Undistributed	Capital	Temporary	Net Unrealized	Accumulated
	Ordinary	and Other	Book/Tax	Appreciation	Earnings
	Income	Losses	Differences	(Depreciation)	(Losses)
Destra Preferred and Income Securities Fund	$11,026	$(182,910)	$(30,066)	$967,511	$765,561
Destra Focused Equity Fund	597,635	2,890,777	$—	15,130,439	18,618,851

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of investments in trust preferred securities and real estate investment trusts. Results of operations and net assets were not affected by these reclassifications.

For the year ended September 30, 2014, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

		Accumulated
	Undistributed	Net Realized
	Net Investment	Gain (Loss) on	Paid-in
	Income (Loss)	Investments	Capital
Destra Preferred and Income Securities Fund	$(47,026)	$47,026	$—
Destra Focused Equity Fund	438,530	(438,530)	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014 CONTINUED

those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At September 30, 2014, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains as per the guidelines set forth in the Act:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
	Carryforward	Carryforward
Destra Preferred and Income Securities Fund	$(182,910)	$—
Destra Focused Equity Fund	—	—

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the Funds next taxable year. For the year ended September 30, 2014, the Funds deferred to October 1, 2014 these losses of:

			Late Year
			Ordinary
	Short-Term	Long-Term	Losses
Destra Preferred and Income Securities Fund	$(29,381)	$—	$—
Destra Focused Equity Fund	—	—	—

The tax character of distributions paid for the year ended September 30, 2014 were as follows:

	Distributions	Distributions	Distributions
	Paid From	Paid From	Paid From
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital
Destra Preferred and Income Securities Fund	$1,864,321	$—	$—
Destra Focused Equity Fund	833,831	662,082	—

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Preferred and Income Securities Fund	$9,867,731	$11,114,664
Destra Focused Equity Fund	38,257,429	41,151,469

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Funds’ Class A, C and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase. A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in each Fund’s prospectus.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014 CONTINUED

8. SUBSEQUENT EVENTS

On August 25, 2014, Arrowpoint Asset Management LLC (“Arrowpoint”) agreed to acquire additional units in Destra Capital Management LLC (“Destra”), the parent company of the Advisor. As a result, Arrowpoint and its affiliates will own in the aggregate approximately 79% of Destra following the consummation of this transaction. The closing of the transaction is subject to certain conditions, including among others, approval of new investment management agreements and new sub-advisory agreements by the Boards and the shareholders of the Funds. Such approvals were obtained on November 6, 2014. The transaction closed on November 20, 2014 resulting in a new Investment Management Agreement and Investments Sub-Advisory Agreements. Please see the Board Considerations Regarding the Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (unaudited) and the Shareholder Meeting Results (unaudited) sections in this report for additional information.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Destra Investment Trust II:

We have audited the accompanying statements of assets and liabilities of Destra Preferred and Income Securities Fund and Destra Focused Equity Fund (the Funds, within Destra Investment Trust II), including the schedules of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 24, 2014

SUPPLEMENTAL INFORMATION
(unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
Destra Preferred and Income Securities Fund	39.83%	77.40%
Destra Focused Equity Fund	81.59%	81.26%

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

On August 25, 2014, Arrowpoint Asset Management LLC (“Arrowpoint”) agreed to acquire additional units in Destra Capital Management LLC (“Destra”), the parent company of the Advisor. As a result, Arrowpoint and its affiliates will own in the aggregate approximately 79% of Destra following the consummation of this Transaction (“Transaction”). The closing of the Transaction is subject to certain conditions, including among others, approval of new investment management agreements and new sub-advisory agreements by the Boards and the shareholders of the Funds.

The Board, including the Independent Trustees, is responsible for approving the New Investment Management Agreements with Destra and the New Investment Sub-Advisory Agreements with each Sub-Adviser (together, the New Investment Management Agreements and New Investment Sub-Advisory Agreements will be referred to as the “Agreements”) for each Fund.

In anticipation of the Transaction, the Board met at a Regular Meeting on August 5, 2014, and Special Meetings on July 16, 2014, August 25, 2014, and September 25, 2014, for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Management Agreements and the New Investment Sub-Advisory Agreements. The Nominating Committee of the current Board also met on July 28, 2014, August 12, 2014, and September 25, 2014.

In connection with the Board’s review of the Agreements, the Independent Trustees requested, and the Adviser and Arrowpoint provided the Boards with, information about a variety of matters. The Board considered, among other things, the following information:

•
the anticipated enhanced financial strength and resources of the Adviser and Distributor following the Transaction and Arrowpoint’s commitment to provide financial support to the Adviser for the next five years;

•	that the Adviser has no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds;

•	the potential for changes in the employees and staff of the Adviser following the Transaction;

•
that it is currently expected that, except for two individuals, the current key employees of the Adviser primarily responsible for portfolio management and compliance services for the Funds will remain employees of the Adviser or be retained as consultants and will continue to provide services to the Funds following the Transaction;

•	that sub-advisory services currently provided to the Funds will not be affected by the Transaction;

•
that the Adviser or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the Agreements and all costs of seeking shareholder approval of the Agreements;

•	Arrowpoint’s statement to the Board that the manner in which the Funds’ assets are managed will not change as a result of the Transaction;

•	the assurance from the Adviser and Arrowpoint that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Funds;

•	the Adviser’s current financial condition and anticipated positive impact of the Transaction;

•	the impact of the Transaction on the Adviser’s day-to-day operations; and

•	the long-term business goals of Arrowpoint and the Adviser with regard to the business and operations of the Adviser.

At a meeting held on August 5, 2014, the Board and the Independent Trustees, voting separately, determined that the Agreements for each Fund are in the best interests of that Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them for an initial two-year term.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS, CONTINUED

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received materials in advance of Board meetings from Destra and Arrowpoint. The Independent Trustees also met with senior executives of Destra and Arrowpoint. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Destra and Arrowpoint. The Board applied its business judgment to determine whether the arrangements between each Trust, Destra and each Sub-Adviser are reasonable business arrangements from the Funds’ perspective as well as from the perspective of shareholders.

Nature, Extent and Quality of Services

In connection with the investment advisory services to be provided under the New Investment Management Agreements, the Board took into account detailed discussions with representatives of the Adviser and Arrowpoint regarding the management of each Fund. The Board noted that, except for two individuals, key management personnel servicing the Funds are expected to remain with the Adviser following the Transaction or be retained as consultants and that the level and quality of the services to be provided to the Funds by the Adviser are not expected to change. The Board was made aware of contingency plans of the Adviser in the event key management personnel were to leave the firm prior to or following the Transaction, which could readily be implemented should the need arise. The Board also considered the Adviser’s and Arrowpoint’s representations to the Board that Arrowpoint intends for the Adviser to continue to operate following the Closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be positive. The Boards discussed the Adviser’s anticipated financial condition following the completion of the Transaction and Arrowpoint’s commitment to provide financial support to the Adviser for the next five years. The Board also considered Destra’s statement that its compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change following the consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Funds were expected to continue under the New Investment Management Agreement at the same or improved levels. There was no expected impact on the services to be provided by the Sub-Advisers as a result of the Transaction.

Investment Performance of the Funds

The Board considered the Adviser’s investment philosophy and experience and its history in managing the Funds. The Board also reviewed Fund performance information, which it reviewed at regular quarterly meetings and at the most recent annual contract review. The Board noted that, except for one individual, the Adviser’s key personnel currently responsible for the portfolio management and oversight of the Funds were expected to continue to provide those services following the Closing of the Transaction. The Board also considered that the Adviser has delegated responsibility for the day-to-day management of the Funds to the Sub-Advisers, which would continue to manage the Funds in the same manner following the Closing of the Transaction.

Costs of Services Provided and Profits Realized by the Adviser

In evaluating the costs of the services to be provided by the Adviser under the Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Investment Management Agreement for each Fund is substantially identical to the current Agreement, including the fact that the fee rates under the agreements are identical and that representatives of the Adviser represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds. The Board noted that it was too early to predict how the Transaction may affect the Adviser’s future profitability from its relationship with the Funds. The Board also noted that each Sub-Adviser fee rate under the New Investment Sub-Advisory Agreement is the same as that assessed under the current Sub-Advisory Agreement.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS, CONTINUED

Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered any potential economies of scale that may result from the Transaction. The Board noted that any change in economies of scale resulting from the Transaction would be speculative at present.

Other Benefits to the Adviser

The Board noted their prior determinations that the fees under the current Agreements were reasonable, taking into consideration other benefits to the Adviser. The Board also considered other benefits to the Adviser, Arrowpoint and their affiliates expected to be derived from their relationships with the Funds as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Arrowpoint as a result of the Transaction. The Board also noted that the Sub-Advisers would not be affected by the Transaction.

The Board considered that Destra had identified as a fallout benefit to Destra and Destra Capital Investments LLC the raising of its stature in the investment management industry. Each Board also noted that Destra, WestEnd and Flaherty & Crumrine have not utilized soft dollars in connection with their management of the Funds’ portfolios. Based on their review, the Independent Trustees concluded that any indirect benefits received by Destra or a Sub Adviser as a result of its relationship with each Fund were reasonable and within acceptable parameters.

Board Determination

After discussion, the Board and the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it was in the best interests of the Funds to approve the Agreements for an initial two-year term. No single factor was identified as determinative in each Board’s analysis or any Independent Trustee’s analysis.

SHAREHOLDER MEETING RESULTS
(unaudited)

A Special Meeting (“Meeting”) of Shareholders of the Funds was held on November 6, 2014. The Meeting was held for the following purpose:

To elect four (4) trustees to the Board of Trustees of the Funds.

The results of the voting on the above matters were as follows:
	Destra Preferred &		Destra Focused
	Income Securities Fund		Equity Fund
		Votes		Votes
Director Proposal	Votes For	Withheld	Votes For	Withheld
John S. Emrich	1,339,169	22,770	2,511,372	12,244
Michael S. Erickson	1,339,169	22,770	2,511,372	12,244
James Bernard Glavin	1,339,169	22,770	2,512,758	10,858
Nicholas Dalmaso	1,339,169	22,770	2,511,372	12,244

To approve a new Investment Management Agreement
			Destra
			Preferred &	Destra
			Income	Focused
			Securities	Equity
			Fund	Fund
			Shares Voted	Shares Voted
For			1,065,921	1,578,291
Against			8,115	15,025
Abstain			51,384	4,335
Broker Non-Vote			236,519	925,965

To approve a new Investment Sub-Advisory Agreement
			Destra
			Preferred &	Destra
			Income	Focused
			Securities	Equity
			Fund	Fund
			Shares Voted	Shares Voted
For			1,064,065	1,577,206
Against			21,872	14,539
Abstain			39,482	5,906
Broker Non-Vote			236,519	925,965

TRUSTEES AND OFFICERS
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of two Destra-sponsored open-end funds. The address of each officer and trustee is One North Wacker, 48th Floor, Chicago, IL 60606. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at One North Wacker, 48th Floor, Chicago, IL 60606 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees
Other
				Number of	Directorships
			Principal	Portfolios in	Held by
Name, Business	Position(s) to	Term of Office	Occupation(s)	Fund Complex	Trustee
Address and	Be Held	and Length of	During Past	to Be Overseen	During Last
Birth Year	with Funds	Time Served	Five Years	by Trustee	Five Years

Independent Trustees Nominees

John S. Emrich, CFA	Trustee	Term—	Private Investor,	3	Meridian Fund, Inc.
One North Wacker		Indefinite	January 2011 to		(four portfolios)
48th Floor		Length of	present; Co-Founder
Chicago, IL 60606		Service-	and Portfolio
Birth year: 1967		Since 2014	Manager, Ironworks
Capital Management
(an investment adviser),
April 2005 to
December 2010;
Member and Manager,
Iroquois Valley Farms
LLC, June 2012
to present

Michael S. Erickson	Trustee	Term—	Private Investor,	3	Meridian Fund, Inc.
One North Wacker		Indefinite	August 2007 to present;		(four portfolios)
48th Floor		Length of	Trustee and Treasurer,
Chicago, IL 60606		Service-	The Marin School,
Birth year: 1952		Since 2014	September 2005 to
June 2008

James Bernard Glavin	Trustee	Term—	Retired; previously	3	Meridian Fund, Inc.
One North Wacker		Indefinite	Chairman of the		(four portfolios)
48th Floor		Length of	Board, Orchestra
Chicago, IL 60606		Service-	Therapeutics, Inc.
Birth year: 1935		Since 2014

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name and	Held with	Time	During Past	Overseen by	Held by
Year of Birth	Trust	Served	5 Years	Trustee	Trustee

Interested Trustees

Nicholas Dalmaso **	Trustee and	Term-	Co-Chairman, General	3	None
Birth Year: 1965	Chief Executive	Indefinite*	Counsel and Chief
	Officer	Length of	Operating Officer of
		Service-	Destra Capital
		Since 2011	Management LLC,
President, Chief
Operating Officer and
General Counsel,
Destra Capital Advisors
LLC; President, Chief
Operating Officer and
General Counsel, Destra
Capital Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his position with and prior ownership of Destra Capital Management LLC and its subsidiaries.

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)

Term of
Office and
	Position(s)	Length of
Name and	Held with	Time
Year of Birth	Trust	Served	Principal Occupation(s) During Past 5 Years

Officers of the Trust

Rick Grove	Chief	Term-	Chief Operating Officer and Chief Compliance Officer,
Birth Year: 1968	Compliance	Indefinite	Arrowpoint Asset Management, LLC
	Officer	Length of	Vice President, Secretary, and Chief Compliance Officer,
		Service-	Meridian Fund, Inc.
Since 2014

Derek Mullins	Chief	Term-	Director of Operations, Arrowpoint Asset Management, LLC
Birth Year: 1973	Financial	Indefinite	Chief Financial Officer and Treasurer, Meridian Fund, Inc.
	Officer and	Length of
	Treasurer	Service-
Since 2014

Justin M. Pfaff, CFA	Secretary	Term-	Managing Director, Destra Capital Advisors, LLC and Destra
Birth Year: 1981		Indefinite	Capital Investments LLC; Vice President (2005-2013),
		Length of	Guggenheim Investments
Service-
Since 2014

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TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Nicholas Dalmaso	Destra Capital Advisors LLC
	Chief Executive Officer	Chicago , IL
Michael S. Erickson
	Rick Grove	Distributor
James Bernard Glavin	Chief Compliance Officer	Destra Capital Investments LLC
Chicago, IL
Nicholas Dalmaso*	Derek Mullins
	Chief Financial Officer	Administrator, Accounting Agent,
Custodian and Transfer Agent
* "Interested Person" of	Justin Pfaff	The Bank of New York Mellon
the Trust, as defined in	Secretary	New York, NY
the Investment Company
Act of 1940, as amended.		Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 287-9646.

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that John Emrich is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,850 for 2013 and $40,000 for 2014.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2013 and $12,000 for 2014.

•	Review of excise tax calculations and tax returns for the funds within the Trust.

•	Review of tax adjustments and footnotes within the annual financial statements of the Trust.

All Other Fees

(d)
For the registrant’s fiscal years ending 2014 and 2013, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)
Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds.  For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Capital Advisors LLC. (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered.  KPMG LLP (“KPMG”) acts as independent auditors for the Funds.  KPMG’s independence will be deemed to be impaired if it provides a service whereby it:

A.  Functions in the role of management,

B.  Is in the position of auditing its own work, or

C.  Serves in an advocacy role for a Fund.

Accordingly, KPMG may not be engaged to perform any service that violates any of the three guidelines enumerated above.  The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.  Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.  Financial information systems design and implementation;

C.  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.  Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.  Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.  Management functions or human resources;

G.  Broker or dealer, investment adviser, or investment banking services;

H.  Legal services and expert services unrelated to the audit; and

I.  Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by KPMG that are subject to general pre-approval, as well as the fees for these services.  Annually, KPMG will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to provide during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

KPMG has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee.  Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter.  The Audit Committee will annually review and pre-approve the Audit services described in KPMG’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of KPMG, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advice and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in KPMG’s engagement letter, and the approval of KPMG as the Funds’ independent auditor shall constitute pre-approval of such Tax services.  All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the August 25, 2014 meeting of the Audit Committee, KPMG submitted to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval.  These engagement letters shall provide a description of each type of service that is subject to general pre-

approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any.  The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year.  The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage KPMG to perform a service not listed on the engagement letters, KPMG shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained.  If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided.  The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service.  Communications with the Audit Committee Chairman will be arranged by the Treasurer.  KPMG must not commence any such service until specific pre-approval has been given.

Adopted:    August 25, 2014

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                         Destra Investment Trust II

By (Signature and Title)*                  /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date           December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                  /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date           December 5, 2014

By (Signature and Title)*                  /s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(principal financial officer)

Date           December 5, 2014

* Print the name and title of each signing officer under his or her signature.